Exhibit 10.10

EXECUTION COPY

LOAN AGREEMENT

This LOAN AGREEMENT (this “Agreement”) made as of August 21, 2018 by and between IDW Media Holdings, Inc., a Delaware corporation (the “Company”), and Howard Jonas (the “Lender”). Each of the Company and the Lender also referred to herein as a “Party”, and collectively as the “Parties”. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Appendix A hereto.

W I T N E S S E T H:

WHEREAS, Lender desires to lend to the Company FIVE MILLION U.S. DOLLARS (US$5,000,000) (the “Loan Amount”), to be represented by a secured promissory note (the “Note”) made by the Company, substantially in the form of Exhibit A annexed hereto; and

WHEREAS, in connection with the making of the Note, the Company desires to grant to Lender a warrant to purchase certain shares of capital stock of the Company, as more fully described herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

I. LOAN; WARRANT

1.1 Loan. At the Closing (as defined below), the Lender shall loan to the Company the Loan Amount, and the Company shall issue to the Lender the Note. The Note shall bear interest as set forth therein.

1.2 Closing. The closing of the transaction contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange of documents and signatures, on the date hereof or at such other time and place as the Parties mutually agree. At the Closing, the Parties will take the applicable actions and make the applicable deliveries set forth in this Agreement. All actions and transactions constituting the Closing hereunder shall be regarded as a single transaction so that no action or transaction shall be deemed to have taken place unless all other required actions and transactions have taken place as provided in this Agreement.

1.3 Closing Deliverables.

(a) At the Closing:

(i)	each Party shall deliver to each other Party an executed copy of this Agreement and the Pledge Agreement in the form attached hereto as Exhibit B (the “Pledge Agreement”);

(ii)	the Company shall deliver to the Lender the Note and the Warrant (such documents are collectively referred to herein as the “Transaction Documents”);

(iii)	the Lender shall deliver the Loan Amount by wire transfer of immediately available funds to the account designated by the Company; and

(iv)	all Parties shall deliver such other instruments and documents reasonably and customarily necessary to consummate the transaction contemplated hereby.

1.4 Use of Proceeds. Unless otherwise consented to in writing by the Lender, the Company shall use the Loan Amount for general corporate purposes and working capital needs for it and its subsidiaries.

1.5 Warrant. At the Closing, the Company shall deliver to the Lender a warrant, of even date herewith, to purchase up to an aggregate 89,243 (the “Warrant Shares”) shares of Class B Common Stock, par value $0.01 per share of the Company (the “Class B Stock”), in the form of Warrant annexed hereto as Exhibit C (the “Warrant”).

II. REPRESENTATIONS AND ACKNOWLEDGEMENTS BY THE LENDER

The Lender hereby represents and warrants to the Company as follows:

2.1 The Lender recognizes that (a) the making of the loan and investment in the Warrant and the Warrant Shares involves a high degree of risk including those set forth in the filings the Company has made with the U.S. Securities and Exchange Commission (“SEC”) prior to the date hereof; (b) an investment in the Company is highly speculative, and only an investor who can afford the loss of his entire investment should consider investing in the Company; and (c) the Lender may not be able to liquidate his investment.

2.2 The Lender represents that he is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

2.3 In making the decision to consummate the Loan and investment contemplated hereby, the Lender has consulted such legal, tax and investment advisors as he, in his sole discretion, has deemed necessary or appropriate in connection with the transactions contemplated hereby.

2.4 The Lender is not investing in the securities issuable in the transactions contemplated hereby as a result of any advertisement, article, notice or other communication regarding such securities published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or presented at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.5 The Lender hereby represents that he is capable of evaluating the merits and risks of the prospective investment in the securities issuable in the transactions contemplated hereby, and has so evaluated the merits and risks of such investment.

EXECUTION COPY

2.6 The Lender hereby acknowledges that the investment contemplated hereby has not been reviewed by the SEC nor any state regulatory authority. The Lender understands that none of the interests in the Company to be issued to him hereunder have been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of such interests unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

2.7 The Lender hereby represents that he is purchasing the securities in the Company for his own account for investment and not with a view toward the resale or distribution to others, except pursuant to sales registered under the Securities Act or under an exemption from registration and in compliance with federal and state securities laws, and the Lender does not have a present arrangement to effect any distribution of such securities to or through any Person.

2.8 The Lender consents to the placement of a legend on any certificate or other document evidencing the interests to be issued hereunder that such interests have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Lender is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such interests. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS”, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

2.9 The Lender hereby represents that his address set forth in Section 5.1 hereof is his principal business address.

2.10 The Transaction Documents have been duly authorized, executed and delivered by or on behalf of the Lender. This Agreement constitutes the legal, valid and binding obligation of the Lender, enforceable against the Lender in accordance with its terms, except (i) as such enforceability may be limited by (A) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and (B) laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (ii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.11 The Lender acknowledges that no Person shall have, as a result of the purchase of the Note by the Lender, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Lender.

2.12 The Lender represents that he is not a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or engaged in a business that would require him to be so registered.

2.13 The Lender acknowledges that he has reviewed all materials he Lender deemed necessary for the purpose of making an investment decision with respect to the securities issuable pursuant to the transactions contemplated hereby, and has been afforded: (i) the opportunity to ask such questions as he has deemed necessary of, and to receive answers from, representatives of the Company concerning the Company’s business, management and financial affairs and terms and conditions of the offering of the securities and the merits and risks of investing in the securities; (ii) access to publicly available information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate his investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Lender has evaluated the risks of investing in the securities, understands there are substantial risks of loss incidental to the investment and has determined that it is a suitable investment for the Lender.

2.14 The Lender acknowledges that (i) he is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act, (ii) the Company currently may have, and later may come into possession of, information with respect to the announced strategic review process with respect to the Company that is not known to the Lender and that may be material to a decision to make the Loan (the “Information”), (iii) the Lender has determined to make the Loan under the terms and conditions set forth in the Agreement notwithstanding his lack of knowledge of the Information and is not relying on such Information in the Lender’s decision to make the Loan, and (iv) the Company shall have no liability to the Lender, and the Lender waives and releases any claims that he might have against the Company, whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Information in connection with the Agreement; provided, however, that the Information shall not and does not affect the truth or accuracy of the Company’s representations or warranties in the Agreement.

III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Lender that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

EXECUTION COPY

3.2 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into the Transaction Documents and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of the Transaction Documents by the Company; (ii) authorization, sale, issuance and delivery of the Note, the Warrant and the shares of Class B Stock issuable pursuant thereto and the performance of the Company’s obligations hereunder and thereunder has been taken; and (iii) the granting of the liens contemplated by the Pledge Agreement. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Assuming the accuracy of the representations of the Lender in Section II of this Agreement, the securities of the Company issuable pursuant to the Transaction Documents will be issued in compliance with all applicable federal and state securities laws. The shares of Class B Stock issuable pursuant to the Warrant have been duly authorized and reserved for issuance, solely for purposes of the exercise of the Warrant, and such shares, when so issued, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable federal and state securities laws.

3.3 No Conflict; Governmental Consents: Approval Obtained.

(a) The execution and delivery by the Company of the Transaction Documents, the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, will not result in the violation of any applicable law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or Governmental Authority to or by which the Company or any of its subsidiaries is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject or applicable rules and regulations of the OTC Markets, nor result in the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its subsidiaries, a reduction to any conversion price or exercise price provided therein, or any other adjustment to the terms thereof.

(b) Except as set forth on Schedule 3.3(b) (all of which consents have been obtained), no consent, approval, authorization or other order of any Governmental Authority is required to be obtained by the Company or its subsidiaries in connection with the authorization, execution and delivery of the Transaction Documents or the performance of the Company’s obligations hereunder and thereunder, including the authorization, issue and sale of the Note and the issuance of the Warrant or the Warrant Shares or the granting of the liens contemplated by the Pledge Agreement except for any required filings with any state, federal or foreign blue sky or securities regulatory authority after the Closing and the filing of any Uniform Commercial Code financing statements to perfect the liens contemplated by the Transaction Documents.

3.4 No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the securities issuable pursuant the transaction contemplated by the Transaction Documents.

3.5 Private Placement. Neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the securities as contemplated by the Transaction Documents.

3.6 Brokers’ Fees. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commission (other than for persons engaged by any Lender or its investment advisor) relating to or arising out of the issuance of the securities issuable pursuant to the transaction contemplated by the Transaction Documents. The Company acknowledges that it has engaged Evercore as its financial advisor (the "Advisor") in connection with the sale of such securities. Other than the Advisor, the Company has not engaged any financial advisor, placement agent or other agent in connection with the sale of such securities.

IV. COVENANTS OF THE COMPANY AND THE LENDER

4.1 Disclosure. In accordance with the requirements of the OTC Markets, the Company shall cause a current report relating to the transactions contemplated pursuant to the Transaction Documents to be posted to the OTC Disclosure & News Service, which such disclosure shall be reasonably acceptable to the Lender, disclose the material terms of the transactions contemplated hereby, and attach forms of the Transaction Documents thereto.

4.2 CTM. The Company undertakes to implement, as soon as reasonably practicable and in the best interest of the Company, changes in the compensation structure for senior management of the Company's subsidiary, CTM Media Group, Inc. (“CTM”), that will provide for significant incentive compensation for such members of management, and implement other cost-saving initiatives, in each case as shall be reasonably satisfactory to the Lender.

V. MISCELLANEOUS

5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, at:

IDW Media Holdings, Inc.

11 Largo Drive South

Stamford, CT 06907

Attention: Chief Financial Officer

if to the Lender, at:

520 Broad Street

Newark, New Jersey 07102

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

EXECUTION COPY

5.2 This Agreement shall not be changed, modified or amended except by a writing signed by the Company and the Lender that identifies itself as an amendment to this Agreement.

5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement, including the Schedules and Exhibits hereto, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. Except as set forth in the Warrant, neither Party may assign any of his or its rights or obligations hereunder without the prior written consent of the other Party.

5.4 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE PROMISSORY NOTE, OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY OR THEREBY. THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF HIS OR ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

5.5 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement or any other Transaction Document succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

5.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein. Moreover, said provision shall be replaced with language that is as similar in business purpose and intent and one that shall be legal, valid and enforceable.

5.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.8 The Parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.9 This Agreement may be executed and delivered in one or more identical counterparts, and delivered via facsimile or e mail (PDF format) transmission, each of which when executed will be deemed to be an original but all of which taken together shall constitute one and the same agreement.

5.10 All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

[Balance of page intentionally left blank]

IN WITNESS WHEREOF the Parties have signed this Loan Agreement in one or more counterparts as of the date first appearing above.

IDW MEDIA HOLDINGS, INC.

By:	/s/ Kerry McCluggage
Name:	Kerry McCluggage
Title:	Chief Executive Officer, IDW Media Holdings, INC.

LENDER:

/s/ Howard Jonas
Howard Jonas

APPENDIX A

DEFINITIONS

Definitions. As used herein:

“Affiliate” means, with respect to any Person (defined below), (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the equity interests having ordinary voting power in the election of directors or managers of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, (iii) each of such Person's officers, directors, joint ventures and partners, (iv) any trust or beneficiary of a trust of which such Person is the sole trustee or (v) any lineal descendants, ancestors, spouse or former spouses (as part of a marital dissolution) of such Person (or any trust for the benefit of such Person). For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, transfer restriction, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest as to assets owned by the relevant Person under the Uniform Commercial Code or comparable law of any jurisdiction).

“Material Adverse Effect” means (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole, or (iii) a material and adverse impairment of the Company's ability, or any subsidiary's ability to perform fully on a timely basis its obligations under any of the Transaction Documents to which the Company or such subsidiary is party.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a Governmental Authority.